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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): March 10, 2005
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



Pennsylvania                   1-11152                  23-1882087
(State or other        (Commission File Number)       (IRS Employer
jurisdiction of                                     Identification No.)
incorporation)




781 Third Avenue, King of Prussia, Pennsylvania             19406-1409
     (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.

(a) On March 10, 2005, InterDigital Communications Corporation issued a press release announcing its results of operations and financial condition for the fourth quarter and fiscal year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press release dated March 10, 2005.


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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ R.J. Fagan
                                 ---------------------------------
                                 Richard J. Fagan
                                 Chief Financial Officer



Dated:  March 10, 2005



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                                  EXHIBIT INDEX



Exhibit  No.                      Description
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99.1                   Press release dated March 10, 2005